UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________
FORM 8-K
_______________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
March 18, 2020 (March 17, 2020)
_______________________________________________________________________
National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________

Commission file number 001-38257

Delaware			46-4841717
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200			30096
Duluth	,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
_______________________________________________________________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 7.01 Regulation FD Disclosure
Recent Developments
On March 18, 2020, National Vision Holdings, Inc. (the “Company”) issued a press release relating to the temporary closure of its retail stores in light of the coronavirus (COVID-19) pandemic. A copy of that release is attached as Exhibit 99.1.
Borrowings under Revolving Credit Facility
On March 17, 2020, as a precautionary measure to preserve financial flexibility in light of the uncertainties surrounding the coronavirus pandemic, the Company borrowed the remaining $146.3 million in available funds under its $300.0 million revolving credit facility established under its amended and restated credit agreement, dated July 18, 2019. The Company notes that it has no meaningful maturities due until 2024. With this recent draw down on the revolving credit facility, the Company has over $250.0 million in available cash on hand.
Fiscal 2020 Guidance
Due to the uncertainty surrounding the magnitude and duration of the coronavirus pandemic at this time, the Company is unable to predict the impact to its business and operating results. The Company anticipates addressing fiscal 2020 guidance, including the then-known impacts of the coronavirus, in its first quarter earnings release and earnings call.
The information included in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Information
Supplemental Risk Factor
In light of recent developments relating to the coronavirus, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2020 (the “Form 10-K”) with the following risk factor:
The scale and scope of the recent coronavirus (COVID-19) outbreak and resulting pandemic is unknown and, due to store closures and other factors, is likely to result in an adverse impact on our business at least for the near term.
As the U.S. faces the novel coronavirus pandemic, the Company is following the recommendations of government and health authorities to minimize exposure risk for its employees, doctors and customers. As a result, the Company announced on March 18, 2020, that it is temporarily closing its stores. The Company will closely monitor this global health crisis with a view of reopening its retail stores as quickly as possible. The Company will reassess its strategy and operational structure on a regular, ongoing basis as the situation evolves. The rapid spread of the coronavirus globally also has resulted in increased travel restrictions and disruption and shutdown of certain businesses in the U.S., including our own temporary retail store closure. We may experience impacts from changes in customer behavior related to pandemic fears, quarantines and market downturns, as well as impacts on our workforce if the virus becomes widespread in any of our markets. If the virus were to affect a significant amount of the workforce employed or operating at our facilities and stores, we may experience delays or the inability to produce and deliver products to our customers on a timely basis. In addition, one or more of our customers, service providers or suppliers may experience financial distress, file for bankruptcy protection, go out of business, or suffer disruptions in their business due to the coronavirus outbreak. The global scale and scope of the coronavirus is unknown and the duration of the business disruption and related financial impact cannot be reasonably estimated at this time. The extent to which the coronavirus impacts the Company’s results will ultimately depend on future developments, which are highly uncertain and will include the duration of store closures, emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus. However, the Company believes the coronavirus is likely to result in an adverse impact on our business, results of operations and financial condition, at least for the near term.

This Form 8-K and the attached exhibit contains within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our current beliefs and expectations regarding the performance of our industry, the Company's strategic direction, market position, prospects and future results. You can identify these forward-looking statements by the use of words such as “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, those set forth above and in our Annual Report on Form 10-K under the heading “Risk Factors.” Potential risks and uncertainties include those relating to the ultimate geographic spread of the coronavirus, the duration of the coronavirus outbreak and actions that may be taken by governmental authorities to contain the outbreak or treat its impact. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	National Vision Holdings, Inc. Press Release dated March 18, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: March 18, 2020	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary